UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2024

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Interactive Brokers Group, Inc. (the "Company") was held on April 18, 2024.

The stockholders voted on proposals to elect directors to the Company's Board of Directors (the "Board"); to ratify the appointment of Deloitte as independent auditor; and to hold an advisory vote to determine the frequency of future advisory votes on executive compensation.

All nominees for election to the Board were elected for a one-year term expiring at the annual meeting of stockholders in the following year. Each director will hold office until his successor has been elected and qualified or until the director's earlier resignation or removal.

The number of votes cast for or against and the number of abstentions with respect to each proposal is set forth below. The Company's independent inspector of election reported the vote of the stockholders as follows:

Proposal No.1 - To elect nine directors to the Board of Directors to serve until the annual stockholders’ meeting in 2025, and until their respective successors have been elected and qualified.

Election of Directors (Percentages shown are of the votes cast)
				Broker
	For	Against	Abstain	Non-Vote
Thomas Peterffy	361,866,836	39,350,723	48,876	12,707,279
	90.18%	9.81%	0.01%
Earl H. Nemser	360,072,722	41,143,093	50,620	12,707,279
	89.74%	10.25%	0.01%
Milan Galik	363,356,447	37,859,335	50,653	12,707,279
	90.55%	9.44%	0.01%
Paul J. Brody	380,410,352	20,806,075	50,008	12,707,279
	94.80%	5.19%	0.01%
Lawrence E. Harris	395,129,333	6,094,245	42,857	12,707,279
	98.47%	1.52%	0.01%
William Peterffy	356,645,293	44,544,200	76,942	12,707,279
	88.88%	11.10%	0.02%
Nicole Yuen	376,950,407	24,266,116	49,912	12,707,279
	93.94%	6.05%	0.01%
Jill Bright	399,396,436	1,828,683	41,316	12,707,279
	99.53%	0.46%	0.01%
Richard Repetto	400,366,282	856,589	43,564	12,707,279
	99.78%	0.21%	0.01%

Proposal No.2 - To ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
408,269,329	5,636,091	68,294

Proposal No.3 - To hold an advisory vote to determine the frequency of future advisory votes on executive compensation.

				Broker
One Year	Two Years	Three Years	Abstain	Non-Vote
400,359,854	12,267	801,883	92,431	12,707,279

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2024

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary